UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 4, 2025
  LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 3.03.	Material Modification to Rights of Security Holders
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 4, 2025, Lam Research Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved a new equity incentive plan, the 2025 Stock Incentive Plan (the “2025 Plan”). A description of the 2025 Plan is set forth under “Proposal No. 3: Approval of the Adoption of the Lam 2025 Stock Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 24, 2025 (the “Proxy Statement”), which description is incorporated into this Current Report on Form 8-K by reference.

The descriptions of the 2025 Plan contained herein and in the Proxy Statement are qualified in their entirety by the full text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s existing Restated Certificate of Incorporation, as amended (as amended, the “Certificate of Incorporation”).

As further disclosed under “Proposal No. 5: Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law” in the Proxy Statement, the Amendment limits the liability of certain officers of the Company to the fullest extent permitted by the General Corporation Law of the State of Delaware. The description of the Amendment set forth in the Proxy Statement is incorporated into this Current Report on Form 8-K by reference.

The Amendment became effective upon the filing of a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on November 4, 2025. On the same date, the Company also filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated, but did not further amend, the Certificate of Incorporation (as amended through the filing of the Certificate of Amendment), which became effective upon filing.

The descriptions of the Amendment and the Restated Certificate contained herein and in the Proxy Statement are qualified in their entirety by the full text of the Certificate of Amendment and the Restated Certificate, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders
As noted above, the Annual Meeting was held on November 4, 2025.

The results of voting on the following items were as set forth below:

(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sohail U. Ahmed	99.78%	958,402,730	2,096,565	1,624,591	126,798,022
Timothy M. Archer	99.50%	956,004,060	4,732,562	1,387,264	126,798,022
Eric K. Brandt	92.62%	889,662,358	70,839,719	1,621,809	126,798,022
Ita M. Brennan	99.88%	959,383,490	1,113,104	1,627,292	126,798,022
Michael R. Cannon	80.80%	776,124,109	184,383,838	1,615,939	126,798,022
John M. Dineen	99.81%	958,706,488	1,792,833	1,624,565	126,798,022
Mark Fields	99.69%	957,601,902	2,925,295	1,596,689	126,798,022
Ho Kyu Kang	99.80%	958,692,769	1,834,159	1,596,958	126,798,022
Bethany J. Mayer	95.93%	920,998,921	38,980,893	2,144,072	126,798,022
Jyoti K. Mehra	97.17%	933,327,186	27,152,623	1,644,077	126,798,022
Abhijit Y. Talwalkar	89.91%	857,616,454	96,178,557	8,328,875	126,798,022

All director nominees were duly elected.

(b)The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	90.83%	873,945,020	83,398,798	4,780,068	126,798,022

The proposal was approved.

(c)The vote on a proposal to approve the adoption of the Lam Research 2025 Stock Incentive Plan was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	93.79%	902,381,442	55,309,356	4,433,088	126,798,022

The proposal was approved.

(d)The vote on a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	99.35%	1,081,861,323	4,352,269	2,708,316	—

The appointment was ratified.

(e)The vote on a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law was as follows:

	% OF SHARES ENTITLED TO VOTE CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	66.14%	834,172,537	125,743,499	2,207,850	126,798,022

The proposal was approved.

(f)The vote on a stockholder proposal titled “Realistic Shareholder Ability to Call for a Special Shareholder Meeting” was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	41.36%	397,969,075	562,211,762	1,943,049	126,798,022

The proposal was not approved.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Lam Research Corporation
3.2	Restated Certificate of Incorporation of Lam Research Corporation
10.1*	Lam Research Corporation 2025 Stock Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Indicates management contract or compensatory plan or arrangement in which executive officers of the Company are eligible to participate.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2025	LAM RESEARCH CORPORATION
(Registrant)
/s/ Ava A. Harter
Ava A. Harter
Senior Vice President, Chief Legal Officer and Secretary